UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 31, 2014
Wal-Mart Stores, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street
Bentonville, Arkansas 72716
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code:
(479) 273-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Wal-Mart Stores, Inc., a Delaware corporation (the “Company”), is furnishing to the Securities and Exchange Commission (the “SEC”) pursuant to Regulation FD , a press release that the Company will issue on January 31, 2014 (the “Press Release”). The Press Release will update the Company’s underlying earnings per share guidance for the three months and fiscal year ended January 31, 2014.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1 - A copy of the Press Release being furnished pursuant to the foregoing Item 7.01 is included herewith as Exhibit 99.1.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 31, 2014

WAL-MART STORES, INC.

By:	/s/ Gordon Y. Allison
Gordon Y. Allison
Vice President and General Counsel, Corporate

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